SECURITIES & EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549


                                FORM 8-K


                             CURRENT REPORT


                Pursuant to Section 13 or 15 (d) of the
                     Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): October 21, 2003


                         CENTRAL COAST BANCORP
         -----------------------------------------------------
         (Exact name of registrant as specified in its charter)



STATE OF CALIFORNIA                    0-25418                77-0367061
-------------------                   ---------            ----------------
(State or other jurisdiction)       (Commission file       (I.R.S. Employer
of incorporation or organization)    number)                Identification No.)



301 Main Street, Salinas, California                            93901
--------------------------------------                         --------
(Address of Principal Executive Offices)                      (Zip Code)

Registrants telephone number including area code:    (831) 422-6642
                                                   --------------------

                             Not Applicable
     -------------------------------------------------------------
     (Former name or former address, if changed since last report).



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The Exhibit Index is on Page 4



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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (a)   FINANCIAL STATEMENTS.

              Not Applicable.

        (b)   PRO FORMA FINANCIAL INFORMATION.

              Not Applicable.

        (c)   EXHIBITS.

              (99.1)    Press Release dated October 21, 2003


Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The Registrant issued a press release dated October 21, 2003 announcing net income of $2,950,000 for the third quarter of 2003 as compared to $2,848,000 reported for the thrid quarter of 2002. Diluted earnings per share for the second quarter of 2003 increased to $0.28 from $0.27 in the third quarter of 2002. The annualized return on equity (ROE) and the return on assets (ROA) for the third quarter of 2003 were 13.75% and 1.21% as compared to 15.15% and 1.29% for the same period in 2002.



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                               SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CENTRAL COAST BANCORP


Date:  October 21, 2003             By: /s/ ROBERT M. STANBERRY
                                        ----------------------------
                                        Robert M. Stanberry, CFO



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                            EXHIBIT INDEX

                                                                   Sequential
Exhibit No.               Description                               Page No.
-----------               -----------                               --------

99.1                      Press Release dated October 21, 2003            5



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